Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA New York Bond Fund                                        4
         USAA New York Money Market Fund                               10
      Financial Information:
         Portfolios of Investments:
            USAA New York Bond Fund                                    15
            USAA New York Money Market Fund                            17
         Notes to Portfolios of Investments                            20
         Statements of Assets and Liabilities                          21
         Statements of Operations                                      22
         Statements of Changes in Net Assets                           23
         Notes to Financial Statements                                 24



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA.
All rights reserved.







USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.







Message from the President

Over the past couple of years when Ken Willmann, who heads up our tax-exempt bond area, has gone with us to speak to shareholders, he's said, "Bonds are like Rodney Dangerfield. They get no respect." That was because the great performance of stocks since 1995 made any bond look pale by comparison. But what a difference a few months make!

After 1995, I told stock fund shareholders, "It was a great year, but it would be a stretch to expect a repeat." After 1996, I said, "That's two great years in a row. Any more would be unusual." After 1997, I said, "You should not extrapolate 30% a year returns." Finally, by August of this year, my caution proved correct. (The market is often reluctant to recognize genius.) Herein lies the case for owning bonds.

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

You have probably heard me say, that in my career I've known only two people who could really stand a portfolio that is 100% stocks. That is being proven again. The actual fear that accompanies a severe market drop is something difficult to imagine. That fear is now impelling people toward fixed-income investments. The behavior of stocks and bonds this past summer reinforces such a move, because as stocks went into turmoil, a shift of money into bonds drove their prices up. If you owned both in your portfolio, this difference in performance of the two classes would have, I believe, left you much calmer than if you owned stocks alone.

The ability to keep emotion out of investing and to look instead for opportunity is very important. To be able to do that in a time like August 1998, for most people, requires a portfolio that is a mix of stocks and bonds. And that's because the markets will always surprise us.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


P.S. We have some news for those USAA funds that paid capital gain distributions during 1998! President Clinton signed the appropriations bill October 23, 1998, that modifies the long-term (12 months) capital gains holding period rules so that essentially all registered investment company capital gain dividends paid to shareholders during 1998 will be taxed at a maximum of 20%.

Past performance is no guarantee of future results.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investment instruments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.




Investment Review

USAA NEW YORK BOND FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade New York tax-exempt securities.

--------------------------------------------------------------------------------
                                            3/31/98              9/30/98
--------------------------------------------------------------------------------
  Net Assets                             $70.6 Million        $79.8 Million
  Net Asset Value Per Share                 $11.62               $11.88
--------------------------------------------------------------------------------
6-MONTH TOTAL RETURN AND 30-DAY SEC YIELD * AS OF 9/30/98
--------------------------------------------------------------------------------
           3/31/98 to 9/30/98                      30-Day SEC Yield
                 4.97%+                                  4.25%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.



                     AVERAGE ANNUAL COMPOUNDED RETURNS WITH
         REINVESTMENT OF DIVIDENDS - PERIODS ENDING SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                   TOTAL                     DIVIDEND                      PRICE
                   RETURN       EQUALS        RETURN         PLUS         CHANGE
--------------------------------------------------------------------------------
Since 10/15/90      8.69%         =            6.08%           +           2.61%
5 Years             5.96%         =            5.81%           +           0.15%
1 Year             10.12%         =            5.73%           +           4.39%
--------------------------------------------------------------------------------





              ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS
                 FOR THE 7-YEAR PERIOD ENDED SEPTEMBER 30, 1998

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA New York Bond Fund for the 7-year period ended September 30, 1998.

Total Return for Years Ended:
----------------------------
9/30/91        16.05%
9/30/92        10.81%
9/30/93        13.40%
9/30/94        -5.23%
9/30/95         9.71%
9/30/96         6.34%
9/30/97         9.69%
9/30/98        10.12%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
9/30/91         7.05%
9/30/92         6.49%
9/30/93         6.09%
9/30/94         4.79%
9/30/95         6.31%
9/30/96         5.97%
9/30/97         6.05%
9/30/98         5.73%

Change in Share Price:
---------------------
9/30/91         9.00%
9/30/92         4.32%
9/30/93         7.31%
9/30/94       -10.02%
9/30/95         3.40%
9/30/96         0.37%
9/30/97         3.64%
9/30/98         4.39%

** Compounded Dividend yield calculation includes only income distributions.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                      COMPARISON - 12 MONTH DIVIDEND YIELD

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA New York Bond Fund to the 12 Month Dividend Yield of the Lipper New York Municipal Debt Funds Average from 9/30/92 to 9/30/98.

             USAA New York                      Lipper New York Municipal
            Bond Fund Yield                     Debt Funds Average Yield
            ---------------                     ------------------------
9/30/92        5.90%                                     6.07%
9/30/93        5.26%                                     5.29%
9/30/94        5.66%                                     5.52%
9/30/95        5.77%                                     5.17%
9/30/96        5.82%                                     5.00%
9/30/97        5.58%                                     4.77%
9/30/98        5.24%                                     4.52%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 9/30/92 to 9/30/98.



                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA New York Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Average. The data is from 10/15/90 through 9/30/98. The data points from the graph are as follows:

USAA  New York Bond Fund
Year                  Amount
----                  ------
10/15/90              $10,000
03/31/91              $10,822
09/30/91              $11,605
03/31/92              $12,012
09/30/92              $12,860
03/31/93              $13,663
09/30/93              $14,583
03/31/94              $13,755
09/30/94              $13,821
03/31/95              $14,501
09/30/95              $15,163
03/31/96              $15,613
09/30/96              $16,124
03/31/97              $16,532
09/30/97              $17,688
03/31/98              $18,555
09/30/98              $19,477


Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
10/15/90              $10,000
03/31/91              $10,574
09/30/91              $11,220
03/31/92              $11,632
09/30/92              $12,395
03/31/93              $13,089
09/30/93              $13,974
03/31/94              $13,392
09/30/94              $13,633
03/31/95              $14,387
09/30/95              $15,159
03/31/96              $15,593
09/30/96              $16,073
03/31/97              $16,444
09/30/97              $17,526
03/31/98              $18,208
09/30/98              $19,053


Lipper New York Municipal Debt Funds Average
Year                  Amount
----                  ------
10/15/90              $10,000
03/31/91              $10,560
09/30/91              $11,327
03/31/92              $11,701
09/30/92              $12,557
03/31/93              $13,352
09/30/93              $14,282
03/31/94              $13,602
09/30/94              $13,672
03/31/95              $14,278
09/30/95              $14,883
03/31/96              $15,267
09/30/96              $15,714
03/31/97              $16,004
09/30/97              $17,045
03/31/98              $17,680
09/30/98              $18,477

Data since inception on 10/15/90 through 9/30/98

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is the average performance level of all New York Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.






Message from the Manager

[Photograph of the Portfolio Manager, Kenneth E. Willmann, CFA, appears here.]

INTEREST RATE MARKET
Interest rates generally declined in the six months ended September 30, 1998. The graph below illustrates this well.


              MUNICIPAL, CORPORATE, AND U.S. TREASURY BOND YIELDS

A chart in the form of a line graph appears here illustrating the yields of the Lehman Brothers Investment Grade Corporate Bond Index, the 30-year U.S. Treasury Bond, and the Bond Buyer 40-Bond Index (BBI40) from 3/31/98 to 9/30/98.

               Lehman
              Brothers             30-year           Bond Buyer
          Investment Grade           U.S.              40-Bond
        Corporate Bond Index       Treasury          Index (BBI40)
        --------------------       --------          -------------
3/31/98        6.55%                5.93%                5.27%
4/15/98        6.47%                5.88%                5.29%
4/30/98        6.54%                5.95%                5.39%
5/15/98        6.57%                5.97%                5.28%
5/29/98        6.44%                5.80%                5.22%
6/15/98        6.33%                5.57%                5.16%
6/30/98        6.41%                5.63%                5.22%
7/15/98        6.44%                5.71%                5.25%
7/31/98        6.50%                5.71%                5.26%
8/14/98        6.43%                5.54%                5.20%
8/31/98        6.46%                5.27%                5.11%
9/15/98        6.30%                5.26%                5.14%
9/30/98        5.93%                4.98%                5.04%

Note: Past performance is no guarantee of future results. The results of the comparison reflect current conditions as regards to tax laws, inflationary trends, and general corporate policies and practices. Investors are encouraged to closely monitor changes in any factor which may affect their investments.


Please note that the top line is the yield on the Lehman Brothers Investment Grade Corporate Bond Index, which is a standard of interest rates on bonds issued by corporations and other businesses. The middle line is the yield of the active 30-year U.S. Treasury Bond, or the "Long Bond" as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

Besides the fact that all three lines in the graph trend downward, the most striking observation is how different those trends are. By far, the Long Bond declined the most. Its yield declined .95% over the period to 4.98%. Yes, you are reading it correctly, 4.98%! Treasury bonds hit yield levels not seen in over thirty years!

Corporate bonds followed, but not as steeply. Their yields declined .62% over the period to 5.93%, most of which took place in September. The BBI40 yield line has the most gentle decline of only .23%. In fact, on September 30, the yield on the BBI40 of 5.04% was actually higher than that on the "Long Bond." This is a very rare occurrence! Remember, the interest on most municipal bonds is free from federal income tax while interest from government and corporate bonds is taxable. The yield on taxable bonds is usually higher than that on tax-free bonds to compensate the investor for the taxes which will be owed.


CHANGING RELATIONSHIPS
What caused these yield relationships to change? Why do municipal bonds yield more than Treasury bonds and closer than usual to corporate bonds? Let's begin by discussing what is going on with Treasury bonds.

While the U.S. economy is currently in good shape, many of the world's economies are not. You have probably heard of the economic collapses in Asia and Russia. It appears that Latin America is poised to follow. These collapses have led to business failures, declining employment and wages, credit crunches, and deflation of prices. In short, it looks a lot like the early 1930s in the U.S. in many of the world's economies.

The economies of almost all countries in the world are increasingly intertwined by technology and the expansion of world trade. Many people believe that it's only a matter of time, and perhaps not much time, before the U.S. and Western Europe are dragged into this scenario. The Federal Reserve Board in the U.S., which has been the leader in the fight against inflation for years, has recently turned its attention to worries about recession. On September 29, 1998, it lowered short-term interest rates .25% to 5.25%, the first change in over a year. The lowering of interest rates is thought to stimulate the economy. Many investors around the world, particularly those outside of this country, view U.S. Treasury securities as a very safe investment. Therefore, demand is very high for Treasury bonds as a haven against future economic turmoil and deflation brought on by severe recession. As a result, prices of these bonds soared, which in turn, caused yields to fall very rapidly.

Municipal and corporate bonds do not offer this "ultimate safety." Both entail some default risk, though careful selection can reduce that risk. Municipal bonds are suffering from a high level of issuance of new bonds, as well. The lower level of interest rates is leading to much borrowing both to refinance older outstanding bonds and to finance new projects. Demand for new bonds has not kept pace with this large supply, causing the more restrained decline in yields on the BBI40.

In summary, the continued decline in inflation is lowering interest rates, while economic fear is driving people to buy U.S. Treasury securities. Municipal bonds have also been affected by an oversupply of new issues.


AN OPPORTUNITY
All of the foregoing combine to make tax-free municipal bonds very attractive investments, especially relative to other bonds. If the U.S. economy slows and inflation continues to fall, yields will continue to fall, and prices on existing bonds will rise.


NEW YORK ECONOMY
New York State has a diverse and substantial economic base which has experienced some growth over the past few years. This growth has generally lagged the U.S. as a whole. For example, as of August, the seasonally adjusted unemployment rate for the state was 5.3% relative to 4.5% for the U.S. State per capita income is well above the national average.

The state enjoyed a $1.56 billion General Fund operating surplus in the fiscal year ended March 31, 1998. While the budget for the current fiscal year was late again, the delay was only 14 days which was much less than recent experience. This solid financial performance partly resulted from very strong tax revenues from Wall Street. Recent market volatility raises uncertainty for these revenues.


NEW YORK BOND FUND PERFORMANCE
While past performance is no guarantee of future results, from March 31, 1998, to September 30, 1998, your Fund paid an annualized dividend distribution yield(1) of 5.19% versus the Lipper New York Municipal Debt Funds Average of 4.49% for the 98 funds in the category.(2) During the six-month period, the share price rose $.26 to $11.88. For the six months, the Fund provided a total return(3) of 4.97%, well above the Lipper Average total return of 4.49%.

Your Fund's performance earned a 5-star rating from Morningstar for the 3-year period ending September 30, 1998, among 1,581 funds in the municipal bond fund category.(4)

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gain distributions and annualizing the result.
(2) See page 5 for the Lipper Average definition.
(3) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.
Past performance is no guarantee of future results.
(4) The Fund was also awarded a 4-star rating for the overall and 5-year period ended September 30, 1998, overall and among 943 funds in the municipal bond fund category. Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change monthly. The ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.





The table below compares the yield of the USAA New York Bond Fund with a taxable equivalent investment.

To match the USAA New York  Bond  Fund's  closing 30-Day SEC yield of 4.25% and:
--------------------------------------------------------------------------------
  Assuming a New York State Tax Rate of 6.85%
   and a Marginal Federal Tax Rate of:        15%    28%    31%    36%   39.6%
--------------------------------------------------------------------------------
  A fully taxable investmnet must pay:      5.37%  6.34%  6.62%  7.13%  $7.56%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Assuming a New York State and City Tax
   Rate of                                  6.85%        11.99%
                                          --------------------------------------
   and a Marginal Federal Tax Rate of:        15%    28%    31%    36%   39.6%
--------------------------------------------------------------------------------
A fully taxable investment must pay:        5.69%  6.71%  7.00%  7.55%   8.00%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



                             PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1998 of the USAA New York Bond Fund to be:

AA - 37%; AAA - 27%; A - 25%; BBB - 11%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service.


Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments.







Investment Review

USAA NEW YORK MONEY MARKET FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                            3/31/98              9/30/98
--------------------------------------------------------------------------------
  Net Assets                             $62.2 Million        $61.9 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOAL RETURNS AND 7-DAY YIELD AS OF 9/30/98
--------------------------------------------------------------------------------
         3/31/98                               Since Inception     7-Day
       to 9/30/98       1 Year       5 Years     on 10/15/90       Yield
         1.56%+          3.19%        3.06%         3.10%          3.39%
--------------------------------------------------------------------------------

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


                             7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA New York Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
New York Money Funds.

                        USAA New York
                      Money Market Fund                IBC Financial Data, Inc.
                      -----------------                ------------------------
09/30/97                     3.48%                              3.24%
10/28/97                     3.21%                              3.03%
11/25/97                     3.47%                              3.22%
12/30/97                     3.60%                              3.29%
01/27/98                     3.15%                              2.84%
02/24/98                     3.06%                              2.70%
03/31/98                     3.19%                              2.92%
04/28/98                     3.68%                              3.34%
05/26/98                     3.35%                              3.09%
06/30/98                     3.11%                              2.95%
07/28/98                     3.08%                              2.92%
08/25/98                     2.74%                              2.64%
09/29/98                     3.40%*                             3.11%*

Data represent the last Monday of each month.
*Ending date 9/28/98

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of money market fund yields.



Message from the Manager

[Photograph of the Portfolio Manager, John C. Bonnell, CFA, appears here.]


THE MARKET
The six-month period ending September 30, 1998, was certainly eventful. The focus at the beginning of the period was on the ideal economic environment - strong growth with low inflation. Focus quickly shifted course to concerns over negative economic events unfolding globally and the potential impact on the domestic economy. These concerns induced a massive "flight to quality" into U.S. Treasury securities, seen as a safe haven from market uncertainty. In response, the Federal Reserve (Fed) lowered the federal funds rate (the rate banks charge one another for overnight loans) .25% to 5.25% on September 29, 1998. The perception in the market is for further decreases before year end.

This action reversed the Fed's prior stance from a bias toward raising rates to a more accommodative easing mode. One-year Treasury bills that stood at 5.39% March 31, 1998, ended September 30, 1998, at 4.40%.

This year's municipal "note season"(1) was anything but typical. For one, the new supply of notes was substantially reduced since most issuers' cash positions improved last year. In addition, some underwriters purchased large quantities of notes at inflated prices only to convert the notes into variable rate securities(2) with even shorter effective maturities. This caused prices on fixed-rate notes to soar (yields fall) and prices on variable rate securities to be relatively attractive (higher yields). One-year municipal note yields, as measured by the Bond Buyer One-Year Note Index,(3) dropped from 3.64% to 3.24% over the six months ending September 30, 1998. Yields on variable rate securities, as measured by the BMA Swap Index (a weekly high-grade market index composed of 7-day tax-exempt demand notes), fluctuated from 2.79% to 4.37% over the same period but averaged 3.58%.


STRATEGY
As always, we focus on buying the best relative value in the market at any time. Given the relative abundance of variable rate securities compared to longer maturity fixed-rate securities, variable rate securities currently offer a better risk/reward value. For this reason, the average maturity of the Fund may drift lower in the near term. In addition, the variable rate securities provide the liquidity necessary to extend the Fund's average maturity as opportunities arise. The fixed-rate securities already in the Fund will help stabilize the seasonally fluctuating yields on variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case-by-case basis and remain very selective when investing fund assets.


PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending September 30, 1998, your Fund ranked 4 out of 36 New York Money Market Funds according to IBC Financial Data, Inc.(4) with a compounded dividend yield of 3.19%. The average for the category over the same period was 2.95%.


NEW YORK
New York State, which has experienced flat population growth over the past few years, is still the third most populous state in the nation with approximately
18.1 million residents. The state derives strength from a diverse and substantial economic base. Although some economic growth has occurred in recent years, expansion has lagged the nation's. Generally, New York's employment growth has taken place in the downstate area with the upstate economy being weaker. As of August, the seasonally adjusted unemployment rate for the state was 5.3% versus 4.5% for the U.S. Wealth remains high as state per capita income is well above the national average.

During the fiscal year ending March 31, 1998, financial performance was very strong with a $1.56 billion General Fund operating surplus (GAAP basis). Also, the state's accumulated General Fund deficit was eliminated for the first time since GAAP financial reporting started in 1983. The budget for the fiscal year ending March 31, 1999, was again late. However, the budget was passed only 14 days after the start of the fiscal year compared to 126 days last year. Given the budgetary reliance on tax revenues related to Wall Street, some uncertainty is present due to recent market volatility. Although this has yet to have a material impact on the state's financial plan, we will continue to monitor the situation as always. The state continues to carry bond ratings of A2, A, and A+ from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.


(1) Note season is typically June through August when many issuers sell one-year notes in order to smooth the uneven timing of taxes and other revenues.
(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.
(3) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.
(4) IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.



                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA New York Money Market Fund. The data is from 10/15/90 to 9/30/98. The data points from the graph are as follows:

USAA  New York Money Market Fund
Year                  Amount
----                  ------
10/15/90              $10,000
03/31/91              $10,223
09/30/91              $10,428
03/31/92              $10,603
09/30/92              $10,753
03/31/93              $10,869
09/30/93              $10,979
03/31/94              $11,086
09/30/94              $11,214
03/31/95              $11,392
09/30/95              $11,597
03/31/96              $11,797
09/30/96              $11,985
03/31/97              $12,171
09/30/97              $12,371
03/31/98              $12,570
09/30/98              $12,766

Data since inception on 10/15/90 through 9/30/98


Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.


An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See page 17 for a complete listing of the Portfolio of Investments.





CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1998
(Unaudited)


Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

     (1)   Municipal Bond Insurance Association.
     (2)   AMBAC Indemnity Corp.
     (3)   Financial Guaranty Insurance Co.
     (4)   Financial Security Assurance, Inc.
     (5)   Asset Guaranty Reinsurance Co.

The insurance does not guarantee the market value of the municipal bonds.


PORTFOLIO DESCRIPTION ABBREVIATIONS
       BAN      Bond Anticipation Note          MFH      Multi-Family Housing
       CP       Commercial Paper                PCRB     Pollution Control
       COP      Certificate of Participation               Revenue Bond
       CRE      Credit Enhanced                 RB       Revenue Bond
       GO       General Obligation              TAN      Tax Anticipation Note
       IDA      Industrial Development
                  Authority/Agency




USAA NEW YORK BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1998
(Unaudited)


Principal                                             Coupon        Final       Market
 Amount                  Security                      Rate       Maturity      Value
--------------------------------------------------------------------------------------
                  FIXED RATE INSTRUMENTS (98.2%)

            New York
 $  1,550   Buffalo Municipal Water Finance Auth. RB,
             Series 1998A (CRE) (3)                     5.00%      7/01/28       $ 1,556
            Dormitory Auth. RB,
    1,750    Series 1990A (Devereux Foundation)
              (CRE) (a)                                 7.40       7/01/15         1,896
    2,000    Series 1992 (Manhattan College) (CRE) (5)  6.50       7/01/19         2,185
    2,000    Series 1994 (Gurwin Geriatric Center)      7.35       8/01/29         2,337
    2,500    Series 1994B (State Univ. System) (a)      6.25       5/15/20         2,840
    1,785    Series 1996-2 (City Univ. System) (a)      6.00       7/01/26         2,046
      765    Series 1996-2 (City Univ. System)          6.00       7/01/26           835
    2,800    Series 1997 (Lutheran Center) (CRE)        6.05       7/01/26         3,090
    1,650   Environmental Facilities Corp. PCRB,
             Series 1990B                               7.50       3/15/11         1,710
    1,940   Groton Community Health Care Facilities RB,
             Series 1994A                               7.45       7/15/21         2,298
            Housing Finance Agency MFH RB,
    1,865    Series 1992E (Secured Mortgage Program)    6.75       8/15/25         2,005
    2,440    Series 1996A (Housing Project) (CRE) (4)   6.13      11/01/20         2,672
    3,245   Housing New York Corp. RB, Series 1993      5.00      11/01/18         3,237
    4,500   Long Island Power Auth. RB, Series 1998A    5.25      12/01/26         4,608
            Medical Care Facilities Finance Agency RB,
    2,500    Series 1994A (Community General Hospital
             of Sullivan County)                        6.25       2/15/24         2,680
    1,930    Series 1994A (Hospital and Nursing
             Home Facilities)                           6.50       2/15/34         2,131
    2,000    Series 1994A (New York Hospital)
             (CRE) (2), (a)                             6.90       8/15/34         2,369
    2,000    Series 1994E (Mental Health Services)      6.50       8/15/24         2,286
    2,500    Series 1995A (Brookdale Hospital) (a)      6.85       2/15/17         2,955
    2,500    Series 1995A (Health Center Projects)      6.38      11/15/19         2,838
    3,250   Monroe County IDA RB, Series 1998           5.20      12/20/39         3,278
    6,250   Mortgage Agency RB, Series EE-3             7.75       4/01/16         6,584
            New York City GO,
    3,000    Series 1995B (a)                           7.25       8/15/19         3,560
    3,000    Series 1997I                               6.25       4/15/17         3,374
    2,500   New York City IDA RB, Series 1997           5.80       8/01/16         2,685
   11,090   New York City Municipal Water Finance
             Auth. RB, Series 1998D (b)                 5.09       6/15/20         3,804
    3,300   Niagara Falls City School District COP,
             Series 1998                                5.38       6/15/28         3,372
    3,040   Orange County GO, Series 1997A              5.13       9/01/22         3,110
----------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $71,499)                          78,341
----------------------------------------------------------------------------------------

                        VARIABLE RATE DEMAND NOTE (0.5%)
            New York
      395   St. Lawrence County IDA PCRB,
             Series 1985 (CRE) (cost: $395)             4.10      12/01/07           395
----------------------------------------------------------------------------------------
            Total investments (cost: $71,894)                                    $78,736
========================================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

                 Escrowed Bonds                                 19.6%
                 Nursing/Continuing Care Centers                13.8
                 Water/Sewer Utilities - Municipal               8.9
                 Single-Family Housing                           8.2
                 General Obligations                             8.1
                 Healthcare - Miscellaneous                      6.4
                 Hospitals                                       6.0
                 Multi-Family Housing                            5.9
                 Electric/Gas Utilities - Municipal              5.8
                 Appropriated Debt                               4.2
                 Buildings                                       4.1
                 Education                                       3.8
                 Community Service                               3.4
                 Aluminum                                         .5
                                                                ----
                 Total                                          98.7%
                                                                ====




USAA  NEW YORK  MONEY  MARKET  FUND
PORTFOLIO  OF  INVESTMENTS
(IN  THOUSANDS)

September 30, 1998
(Unaudited)


Principal                                              Coupon            Final
 Amount                Security                         Rate           Maturity       Value
--------------------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (65.5%)

            New York
            Dormitory Auth. RB,
 $  1,785    Series 1993 (CRE)                          4.20            7/01/23         1,785
    3,895    Series 1994A (CRE)                         3.45            7/01/24         3,895
    1,700    Series 1995 (CRE)                          3.45            7/01/25         1,700
    3,275   Dutchess County IDA RB, Series 1997 (CRE)   4.00            9/01/17         3,275
    4,950   Erie County IDA RB, Series 1998B (CRE)      3.45            2/01/05         4,950
            Local Government Assistance Corp. RB,
    2,200    Series 1994B (CRE)                         3.25            4/01/23         2,200
      900    Series 1995F (CRE)                         3.25            4/01/25           900
    2,800   Long Island Power Auth. RB, Series 2 (CRE)  3.50            5/01/33         2,800
    2,790   Medical Care Facilities Finance Agency RB,
             Series 1994A (CRE)                         3.40           11/01/03         2,790
    1,100   Monroe County IDA RB, Series 1995D (CRE)    3.55            6/15/16         1,100
    2,100   Municipal Assistance Corp. RB,
             Series K-2 (CRE)                           3.30            7/01/08         2,100
    1,000   Nassau County IDA RB, Series 1984 (CRE)     4.00           12/01/99         1,000
            New York City GO,
    2,060    Series 1994A-4 (CRE)                       4.00            8/01/21         2,060
    2,500    Series 1995F (CRE)                         3.30            2/15/12         2,500
            New York City IDA RB,
    2,200    Series 1985 (CRE)                          3.55           12/01/15         2,200
    2,400    Series 1985 (CRE)                          3.55           12/01/15         2,400
    2,000   Ramapo Housing Auth. RB, Series 1998 (CRE)  4.01           12/01/29         2,000
      900   Suffolk County IDA RB, Series 1992 (CRE)    3.70           12/01/12           900
---------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $40,555)                           40,555
---------------------------------------------------------------------------------------------

                                PUT BONDS (5.2%)
            New York
            Hudson IDA RB,
      480    Series 1985 (Emsig Project) (CRE)          4.25           12/15/00           480
      150    Series 1985 (Rual Project) (CRE)           4.25           12/15/00           150
    2,600    Long Island Power Auth. RB, Series 3 (CRE) 3.40            5/01/33         2,600
---------------------------------------------------------------------------------------------
            Total put bonds (cost: $3,230)                                              3,230
---------------------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (28.0%)
            New York
      285   Adirondack Central School District GO,
             Series 1998 (CRE) (4)                      4.65            6/15/99           287
      300   Canton Central School District GO,
             Series 1998 (CRE) (4)                      4.63            6/15/99           302
      350   Chemung County GO Public Improvement Bonds,
             Series 1998 (CRE) (3)                      4.50            6/15/99           352
      575   Cobleskill-Richmondville Central School
             District GO, Series 1998 (CRE) (3)         4.25            6/15/99           577
      350   Columbia County GO Public Improvement
             Bonds, Series 1998 (CRE) (2)               4.50            8/01/99           352
      275   Connetquot Central School District of
             Islip GO TAN, Series 1998 (CRE) (3)        4.20            6/15/99           276
    2,500   Dormitory Auth. CP, 2nd Series 1989A (CRE)  4.35           10/06/98         2,500
      300   Dover Union Free School District GO,
             Series 1998B (CRE) (4)                     6.50            9/01/99           308
      355   East Meadow Union Free School District GO,
             Series 1998 (CRE) (3)                      4.50            6/15/99           356
      177   Eastchester GO Public Improvement Bonds,
             Series 1997A (CRE) (1)                     4.80           10/15/98           177
      280   Eastchester Union Free School District GO,
             Series 1997A (CRE) (3)                     4.75           10/15/98           280
      282   Freeport Village New York GO,
             Series 1998A (CRE) (1)                     6.25            5/01/99           286
      355   Kenmore Village GO, Series 1998 (CRE) (4)   4.38            8/01/99           357
      504   Liverpool Central School District GO,
             Series 1998 (CRE) (3)                      6.75            7/15/99           516
      249   Malone Central School District GO,
             Series 1998 (CRE) (3)                      4.85            6/15/99           251
      220   Middletown GO Public Improvement Bonds,
             Series 1997 (CRE) (3)                      4.75           10/01/98           220
            Nassau County GO,
      150    Series 1993 (CRE) (2)                      4.00           10/01/98           150
      132    Series Z (CRE) (1)                         5.00           11/01/98           132
      214   New Rochelle GO Public Improvement Bonds,
             Series 1998A (CRE) (1)                     4.80            7/15/99           216
    2,800   New York City Water Finance Auth. CP,
             Series 4 (CRE)                             3.60           11/05/98         2,800
    2,500   North Babylon Union Free School District
             GO TAN, Series 1998                        4.00            6/29/99         2,505
    2,000   Oneida County GO BAN, Series 1998           4.00            4/23/99         2,002
      278   Orchard Park Central School District GO,
             Series 1998 (CRE) (4)                      4.60            6/01/99           279
      265   Palmyra-Macedon Central School District GO,
             Series 1998 (CRE) (4)                      4.40            6/15/99           266
      390   Queensbury Union Free School District GO,
             Series 1998 (CRE) (4)                      4.80            6/15/99           392
      236   Rockville Centre GO Public Improvement
             Bonds, Series 1998 (CRE) (3)               4.20            9/01/99           237
      160   Southeast General Purpose Bonds,
             Series 1998 (CRE) (4)                      4.38            3/15/99           160
      355   Southold Union Free School District GO,
             Series 1998 (CRE) (3)                      4.75            6/01/99           357
      145   Washington County GO, Series 1998 (CRE) (2) 4.75            4/15/99           146
      255   Watertown GO, Series 1997B (CRE) (2)        5.00           11/15/98           255
---------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $17,294)                               17,294
---------------------------------------------------------------------------------------------
            Total investments (cost: $61,079)                                        $ 61,079
=============================================================================================





                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            General Obligations                                 26.7%
            Nursing/Continuing Care Centers                     20.3
            Electric/Gas Utilities - Municipal                   8.7
            Sales Tax                                            8.4
            Lodging/Hotel                                        7.4
            Community Service                                    6.8
            Water/Sewer Utilities - Municipal                    4.5
            Hospitals                                            4.5
            Finance - Municipal                                  4.1
            Buildings                                            3.4
            Publishing                                           2.9
            Manufacturing - Diversified Industries               1.0
                                                                ----
            Total                                               98.7%
                                                                ====





NOTES TO PORTFOLIOS OF INVESTMENTS

September 30, 1998
(Unaudited)



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.



See accompanying notes to financial statements.





STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1998
(Unaudited)

                                                                                   USAA
                                                                  USAA           New York
                                                                 New York       Money Market
                                                                Bond Fund          Fund
                                                                ----------------------------

ASSETS
   Investments in securities, at market value
      (identified cost of $71,894 and $61,079, respectively)    $  78,736       $   61,079
   Cash                                                                90              161
   Receivables:
      Capital shares sold                                               2              731
      Interest                                                      1,157              300
                                                                --------------------------
         Total assets                                              79,985           62,271
                                                                --------------------------

LIABILITIES
   Capital shares redeemed                                            -                282
   USAA Investment Management Company                                  69               54
   USAA Transfer Agency Company                                         4                3
   Accounts payable and accrued expenses                               17               13
   Dividends on capital shares                                         87                5
                                                                --------------------------
         Total liabilities                                            177              357
                                                                --------------------------
            Net assets applicable to capital shares outstanding $  79,808       $   61,914
                                                                ==========================

REPRESENTED BY:
   Paid-in capital                                              $  75,658       $   61,914
   Accumulated net realized loss on investments                    (2,692)              -
   Net unrealized appreciation of investments                       6,842               -
                                                                --------------------------
            Net assets applicable to capital shares outstanding $  79,808       $   61,914
                                                                ==========================
   Capital shares outstanding                                       6,719           61,914
                                                                ==========================
   Authorized shares of $.01 par value                            100,000        1,060,000
                                                                ==========================
   Net asset value, redemption price, and offering price
     per share                                                  $   11.88       $     1.00
                                                                ==========================

See accompanying notes to financial statements.






STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1998
(Unaudited)

                                                                         USAA
                                                          USAA         New York
                                                        New York    Money Market
                                                        Bond Fund        Fund
                                                        ------------------------

Net investment income:
   Interest income                                       $ 2,133       $ 1,113
                                                         ----------------------
   Expenses:
      Management fees                                        152           127
      Transfer agent's fees                                   24            19
      Custodian's fees                                        20            20
      Postage                                                  2             2
      Shareholder reporting fees                               1             2
      Directors' fees                                          2             2
      Registration fees                                        3             1
      Professional fees                                        8            10
      Other                                                    3             3
                                                         ----------------------
         Total expenses before reimbursement                 215           186
      Expenses reimbursed                                    (30)          (31)
                                                         ----------------------
         Total expenses after reimbursement                  185           155
                                                         ----------------------
            Net investment income                          1,948           958
                                                         ----------------------
Net realized and unrealized gain on investments:
      Net realized gain                                       84            -
      Change in net unrealized appreciation/depreciation   1,588            -
                                                         ----------------------
            Net realized and unrealized gain               1,672            -
                                                         ----------------------
Increase in net assets resulting from operations         $ 3,620       $   958
                                                         ======================



See accompanying notes to financial statements.





STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1998 and Year ended March 31, 1998 (Unaudited)


                                                        USAA                       USAA
                                                       New York                  New York
                                                       Bond Fund             Money Market Fund
                                               --------------------------------------------------
                                                9/30/98       3/31/98       9/30/98       3/31/98
                                               --------------------------------------------------

From operations:
   Net investment income                       $  1,948       $  3,516      $    958      $  1,679
   Net realized gain on investments                  84            409            -             -
   Change in net unrealized appreciation/
      depreciation of investments                 1,588          3,325            -             -
                                               ---------------------------------------------------
      Increase in net assets resulting from
         operations                               3,620          7,250           958         1,679
                                               ---------------------------------------------------
Distributions to shareholders from:
   Net investment income                         (1,948)        (3,516)         (958)       (1,679)
                                               ---------------------------------------------------
From capital share transactions:
   Proceeds from shares sold                     10,524         15,762        32,654        65,305
   Dividend reinvestments                         1,432          2,624           911         1,599
   Cost of shares redeemed                       (4,431)        (9,544)      (33,877)      (54,674)
                                               ---------------------------------------------------
      Increase (decrease) in net assets from
         capital share transactions               7,525          8,842          (312)       12,230
                                               ---------------------------------------------------
Net increase (decrease) in net assets             9,197         12,576          (312)       12,230
Net assets:
   Beginning of period                           70,611         58,035        62,226        49,996
                                               ---------------------------------------------------
   End of period                               $ 79,808       $ 70,611      $ 61,914      $ 62,226
                                               ===================================================
Change in shares outstanding:
   Shares sold                                      900          1,383        32,654        65,305
   Shares issued for dividends reinvested           123            230           911         1,599
   Shares redeemed                                 (380)          (842)      (33,877)      (54,674)
                                               ---------------------------------------------------
      Increase (decrease) in
         shares outstanding                         643            771          (312)       12,230
                                               ===================================================


See accompanying notes to financial statements.






NOTES TO FINANCIAL STATEMENTS

September 30, 1998
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA New York Bond Fund and USAA New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The USAA New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA New York Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended September 30, 1998, the USAA New York Bond Fund had two borrowings, averaging $390,000, and incurred $119 in interest expense. The USAA New York Money Market Fund had no borrowings under either of these agreements.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1998, the USAA New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $2.7 million which, if not offset by subsequent capital gains will expire between 2003-2005. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1998 were as follows:

                                USAA New York    USAA New York
                                  Bond Fund    Money Market Fund
                                   ($000)           ($000)
                                --------------------------------
Purchases                         $ 18,410          $ 96,936
Sales/maturities                  $ 10,928          $ 97,416

For the USAA New York Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1998 was as follows:

                              Appreciation  Depreciation     Net
                                 ($000)        ($000)      ($000)
                              -----------------------------------
USAA New York Bond Fund         $ 6,842        $ -         $6,842


(5)  TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6)  TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.


USAA NEW YORK BOND FUND

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                              Six-Month
                            Period Ended
                            September 30,                    Year Ended March 31,
                                           ------------------------------------------------------
                                 1998        1998        1997        1996        1995        1994
                           ----------------------------------------------------------------------

Net asset value at
   beginning of period      $    11.62    $  10.94     $  10.95    $  10.77   $  10.83   $  11.62
Net investment income              .31         .63          .64         .63        .62        .62
Net realized and
   unrealized gain (loss)          .26         .68         (.01)        .18       (.06)      (.50)
Distributions from net
   investment income              (.31)       (.63)        (.64)       (.63)      (.62)      (.62)
Distributions of realized
   capital gains                    -           -            -           -           -       (.29)
                            ---------------------------------------------------------------------
Net asset value at
   end of period            $    11.88    $  11.62     $  10.94    $  10.95   $  10.77   $  10.83
                            =====================================================================
Total return (%) *                4.97       12.24         5.89        7.67       5.42        .68
Net assets at end
   of period (000)          $   79,808    $ 70,611     $ 58,035    $ 53,987   $ 50,507   $ 56,912
Ratio of expenses to
   average net assets (%)          .50(a)      .50          .50         .50        .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)              .58(a)      .61          .66         .69        .71        .69
Ratio of net investment
   income to average
   net assets (%)                 5.28(a)     5.54         5.83        5.75       5.83       5.24
Portfolio turnover (%)           15.05       49.49        41.42       74.80      74.74     124.40

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.



USAA NEW YORK MONEY MARKET FUND

(7) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:



                               Six-Month
                             Period Ended
                             September 30,                    Year Ended March 31,
                             --------------------------------------------------------------------
                                 1998        1998        1997        1996        1995        1994
                             --------------------------------------------------------------------

Net asset value at
   beginning of period        $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
Net investment income              .02         .03         .03         .04         .03         .02
Distributions from net
   investment income              (.02)       (.03)       (.03)       (.04)       (.03)       (.02)
                             ---------------------------------------------------------------------
Net asset value at
   end of period             $    1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             =====================================================================
Total return (%) *                1.56        3.29        3.16        3.56        2.76        2.00
Net assets at end
   of period (000)           $  61,914    $ 62,226    $ 49,996    $ 45,554    $ 27,525    $ 24,513
Ratio of expenses to
   average net assets (%)          .50(a)      .50         .50         .50         .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)              .60(a)      .63         .69         .78         .85         .98
Ratio of net investment
   income to average
   net assets (%)                 3.09(a)     3.23        3.12        3.47        2.74        1.98

(a)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
 *   Assumes reinvestment of all dividend income distributions during the period.





DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777